UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2020

BRIDGEWAY NATIONAL CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55505	45-5523835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1015 15th Street NW, Suite 1030

Washington DC 20005

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (972) 525-8546

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LOGG	OTC Pink

Item 1.01 Entry into a Material Agreement

Promissory Note Purchase Agreement

On March 6, 2020 (the “Issue Date”), Bridgeway National Corp. (“Bridgeway” or the “Company”) entered into a promissory note purchase agreement (the “Purchase Agreement”) with SBI Investments LLC, 2014-1, a statutory series of Delaware limited liability company (the “Purchaser” or “SBI”), on behalf of itself and the other note purchasers (collectively, the “Purchasers”), pursuant to which the Purchasers purchased from the Company (i) 12% convertible promissory notes of the Company in an aggregate principal amount of $845,000.00 (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the “Notes”, and each, a “Note”), convertible into shares (the “Conversion Shares”) of common stock of the Company (the “Common Stock”) and (ii) warrants (each a “Warrant” and together, the “Warrants”) to acquire up to 4,447,368 shares of Common Stock (the “Warrant Shares”). The maturity date of the Notes shall be on that day that is nine (9) months after the Issue Date (the “Maturity Date”), and is the date upon which the principal amount of the Notes, as well as all accrued and unpaid interest and other fees, shall be due and payable.

Under the terms of the Notes, the Purchasers shall have the right at any time on or after the Issue Date, to convert (a “Conversion”) all or any part of the outstanding and unpaid principal amount and accrued and unpaid interest of the Notes, and any other amounts owed under the Notes, into fully paid and non-assessable shares of Common Stock, or any shares of capital stock or other securities of the Company into which such Common Stock shall hereafter be changed or reclassified at the Conversion Price (as defined below); provided, however, that in no event shall any Purchaser be entitled to convert any portion of any of the Notes in excess of that portion of any Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Purchaser and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of this Note or the unexercised or unconverted portion of any other security of the Company subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of any Note with respect to which the determination of this provision is being made, would result in beneficial ownership by any Purchaser and its affiliates of more than 4.99% of the outstanding shares of Common Stock (the “Maximum Share Amount”). The “Conversion Price” per share shall be the lower of (i) $0.095 or (ii) the Variable Conversion Price (as defined below) (subject to adjustment). The “Variable Conversion Price” shall mean 70% multiplied by the Market Price (as defined below). “Market Price” means the lowest Trading Price (as defined below) for the Common Stock during the fifteen (15) Trading Day period ending on the last complete Trading Day prior to the Conversion Date. “Trading Price” or “Trading Prices” means, for any security as of any date, the lowest VWAP price on the Over-the-Counter Pink Marketplace, OTCQB, or applicable trading market (the “Trading Market”) as reported by a reliable reporting service designated by a Purchaser (i.e. www.Nasdaq.com) or, if the Trading Market is not the principal trading market for such security, on the principal securities exchange or trading market where such security is listed or traded or, if the lowest intraday trading price of such security is not available in any of the foregoing manners, the lowest intraday price of any market makers for such security that are quoted on the OTC Markets.

Common Stock Warrants

Under the terms of the Warrants, the exercise price per share of the Common Stock under each Warrant shall be equal to $0.095 per share, subject to adjustment (the “Exercise Price”) and each Warrant contains a cashless exercise option. Each Warrant has a term of five (5) years from the Issue Date.

The foregoing description of the terms and conditions of the Purchase Agreement and the Warrants are qualified in their entirety by reference to the applicable document, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this report and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Promissory Note Purchase Agreement dated March 2, 2020, among Bridgeway National Corp., SBI Investments LLC, 2014-1, a statutory series of Delaware limited liability company, Oasis Capital, LLC, a Puerto Rico limited liability company and Calvary Fund I, LP, a Delaware limited partnership.

10.2	Common Stock Purchase Warrant dated March 2, 2020, issued by Bridgeway National Corp. to SBI Investments LLC, 2014-1, a statutory series of Delaware limited liability company.

10.3	Common Stock Purchase Warrant dated March 2, 2020, issued by Bridgeway National Corp. to Oasis Capital, LLC, a Puerto Rico limited liability company.

10.4	Common Stock Purchase Warrant dated March 2, 2020, issued by Bridgeway National Corp. to Calvary Fund I, LP, a Delaware limited partnership.

10.5	Convertible Promissory Note dated March 2, 2020, issued by Bridgeway National Corp. to SBI Investments LLC, 2014-1, a statutory series of Delaware limited liability company.

10.6	Convertible Promissory Note dated March 2, 2020, issued by Bridgeway National Corp. to Oasis Capital, LLC, a Puerto Rico limited liability company.

10.7	Convertible Promissory Note dated March 2, 2020, issued by Bridgeway National Corp. to Calvary Fund I, LP, a Delaware limited partnership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGEWAY NATIONAL CORP.

By:	/s/ Eric Blue
Eric Blue
Chief Executive Officer

Dated: March 13, 2020